EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Berthel Growth & Income Trust I (the "Company") on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
J. Berthel, Chief Executive Officer of Berthel Fisher & Company Planning, Inc., the Trust Advisor of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Company's Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 13, 2007                     /s/  Thomas J. Berthel
                                    -------------------------------------------
                                         Thomas J. Berthel
                                         President and Chief Executive Officer
                                         Berthel Fisher & Company Planning, Inc.
                                         Trust Advisor
                                         Berthel Growth & Income Trust I